MERRILL LYNCH
MARYLAND
MUNICIPAL
BOND FUND


[FUND LOGO]
STRATEGIC
        Performance


Semi-Annual Report
January 31, 1997


Officers and Trustees

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary


Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                              #16859 -- 1/97



Merrill Lynch Maryland Municipal Bond Fund              January 31, 1997


TO OUR SHAREHOLDERS

The Municipal Market Environment
Long-term fixed-income bond yields generally declined over the six months ended January 31, 1997. Initially, US Treasury bond yields declined over 45 basis points (0.45%) to 6.45% by late November as low employment growth and continued low inflation combined to support lower bond yields. Concurrently, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 20 basis points to approximately 5.80%. However, signs of increased economic activity and renewed inflation fears pushed bond yields up for the remainder of the period. By the end of January 1997, US Treasury bond yields rose 35 basis points to end the period at approximately 6.80%. Similarly, long-term municipal revenue bond yields rose approximately 20 basis points from their lows in late November to approximately 6.00%. During the six months ended January 31, 1997, US Treasury bond yields declined approximately 10 basis points, while tax-exempt bond yields were essentially unchanged.

Recently, tax-exempt bond yields underperformed their taxable counterparts despite a continued strong supply position. During the six-month period ended January 31, 1997, over $88 billion in long-term tax-exempt bonds was underwritten, essentially unchanged from issuance a year ago. Approximately $50 billion in new municipal bonds was issued during the three-month period ended January 31, 1997, representing a decline of over 5% compared to the same period in 1996. This declining trend in bond issuance was even more apparent recently. Slightly more than $10 billion in long-term bonds was issued in January 1997, a decrease of over 15% compared to January 1996 issuance.

The municipal bond market's recent underperformance relative to Treasury issues was the result of a number of other factors. The historic strength of the US equity market has attracted significant investor interest. Additionally, as tax-exempt bond yields declined again below 6%, some investors temporarily lost interest in the municipal bond market. If interest rates continue to decline as they did at the end of 1994 and throughout 1995, investors, in general, will quickly adjust to the new levels. The tax advantages generated by municipal bonds quickly outweigh low nominal yields, and investor demand increases.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

However, the US Treasury bond market's recent relatively strong performance resulted in municipal bonds becoming a particularly attractive investment alternative. At current levels, long-term tax-exempt revenue bonds yield over 88% of comparable US Treasury bond yields. Current levels make tax-advantaged products more attractive than they were at mid-year when yield ratios declined to approximately 85%. For example, to an investor in the 36% Federal income tax bracket, a current tax-exempt bond yield of 6% represents a taxable equivalent yield of approximately 9.37%.

Looking forward, the supply of new bond issuance for 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain its former strength, with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop the municipal bond market enjoyed in 1996 could continue in 1997. However, it is likely that seasonal factors may temporarily distort this overall balanced technical scenario. During periods of reduced bond issuance, the ease and ability to purchase tax-advantaged products at their current attractive levels may be greatly restricted.

Portfolio Strategy
During the six-month period ended January 31, 1997, we primarily maintained the defensive posture of the Fund which we adopted in mid-1996. Our principal strategy was to favor higher-couponed issues over more interest rate-sensitive securities that have greater potential for capital appreciation. We believed that tax-exempt interest rates would fluctuate in a broad range and larger-couponed securities would offer both greater principal preservation and generous tax-exempt income. In addition, we maintained minimal cash reserves in recent months to further augment shareholder income.

The municipal market in Maryland continued to see very little activity during the six months ended January 31, 1997. We believe this was because of the small amount of new issuance (just over $900 million in municipal bonds) in the Maryland tax-exempt market. This represents a decline of 6% compared to the same six-month period in 1996. During the three months ended January 31, 1997, just under $500 million in municipal bonds was issued in Maryland, which is a slight increase compared to the same period a year earlier. The decline in new bond supply was perhaps the major determining factor in our decision to maintain a fully invested position.

We believe that economic growth should slow by mid-1997, perhaps aided by an increase in interest rates by the Federal Reserve Board. Slower growth, combined with continued low inflation, may result in materially lower interest rates. Additionally, the prospect for further Federal deficit reduction may provide a positive backdrop for more significant declines in long-term bond yields. Signs that such a scenario is developing would trigger us to move to a more aggressive strategy for the Fund, utilizing more interest rate-sensitive issues in order to seek to enhance the Fund's principal appreciation. At the same time, however, we will still seek to generate an attractive level of tax-exempt income.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland Municipal Bond Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President


/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President


/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Portfolio Manager


March 5, 1997


We are pleased to announce that Robert D. Sneeden is responsible for the day-to-day management of Merrill Lynch Maryland Municipal Bond Fund. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager. Prior thereto, he was Vice President with Lehman Brothers from 1990 to 1994.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

(bullet) Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

(bullet) Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

(bullet) Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

(bullet) Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                   12 Month        3 Month
                                              1/31/97     10/31/96     1/31/96     % Change        % Change
Class A Shares*                                $9.33       $9.33        $9.52        -2.00%          0.00%
Class B Shares*                                 9.33        9.34         9.52        -2.00          -0.11
Class C Shares*                                 9.33        9.34         9.53        -2.10          -0.11
Class D Shares*                                 9.33        9.33         9.52        -2.00           0.00
Class A Shares -- Total Return*                                                      +3.05(1)       +1.32(2)
Class B Shares -- Total Return*                                                      +2.52(3)       +1.08(4)
Class C Shares -- Total Return*                                                      +2.30(5)       +1.05(6)
Class D Shares -- Total Return*                                                      +2.95(7)       +1.29(8)
Class A Shares -- Standardized 30-day Yield     4.67%
Class B Shares -- Standardized 30-day Yield     4.35%
Class C Shares -- Standardized 30-day Yield     4.25%
Class D Shares -- Standardized 30-day Yield     4.57%

  *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)  Percent change includes reinvestment of $0.469 per share ordinary income dividends.
(2)  Percent change includes reinvestment of $0.128 per share ordinary income dividends.
(3)  Percent change includes reinvestment of $0.421 per share ordinary income dividends.
(4)  Percent change includes reinvestment of $0.115 per share ordinary income dividends.
(5)  Percent change includes reinvestment of $0.411 per share ordinary income dividends.
(6)  Percent change includes reinvestment of $0.112 per share ordinary income dividends.
(7)  Percent change includes reinvestment of $0.460 per share ordinary income dividends.
(8)  Percent change includes reinvestment of $0.125 per share ordinary income dividends.




Performance Summary -- Class A Shares

                               Net Asset Value            Capital Gains
Period Covered          Beginning          Ending         Distributed         Dividends Paid*          % Change**
10/29/93 -- 12/31/93     $10.00           $10.07              --                 $0.077                 + 1.48%
1994                      10.07             8.58              --                  0.511                 - 9.87
1995                       8.58             9.52              --                  0.505                 +17.22
1996                       9.52             9.36              --                  0.462                 + 3.33
1/1/97 -- 1/31/97          9.36             9.33              --                  0.034                 + 0.13
                                                                           Total $1.589
                                                                 Cumulative total return as of 1/31/97: +10.93%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



Performance Summary -- Class B Shares

                               Net Asset Value            Capital Gains
Period Covered          Beginning          Ending         Distributed         Dividends Paid*          % Change**
10/29/93 -- 12/31/93     $10.00           $10.07              --                 $0.068                 + 1.38%
1994                      10.07             8.58              --                  0.464                 -10.33
1995                       8.58             9.53              --                  0.459                 +16.75
1996                       9.53             9.37              --                  0.415                 + 2.81
1/1/97 -- 1/31/97          9.37             9.33              --                  0.031                 - 0.02
                                                                           Total $1.437
                                                               Cumulative total return as of 1/31/97:   + 9.09%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary -- Class C Shares

                               Net Asset Value            Capital Gains
Period Covered          Beginning          Ending         Distributed         Dividends Paid*          % Change**
10/21/94 -- 12/31/94      $8.79            $8.58              --                 $0.089                 - 1.35%
1995                       8.58             9.53              --                  0.449                 +16.63
1996                       9.53             9.37              --                  0.405                 + 2.70
1/1/97 -- 1/31/97          9.37             9.33              --                  0.030                 - 0.03
                                                                           Total $0.973
                                                                 Cumulative total return as of 1/31/97: +18.12%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary -- Class D Shares

                               Net Asset Value            Capital Gains
Period Covered          Beginning          Ending         Distributed         Dividends Paid*          % Change**
10/21/94 -- 12/31/94      $8.79           $8.58              --                 $0.098                  - 1.25%
1995                       8.58            9.52              --                  0.496                  +17.11
1996                       9.52            9.36              --                  0.453                  + 3.23
1/1/97 -- 1/31/97          9.36            9.33              --                  0.034                  + 0.12
                                                                          Total $1.081
                                                                 Cumulative total return as of 1/31/97: +19.53%**

 * Figures may include short-term capital gains distributions.
** Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                          % Return Without     % Return With
                            Sales Charge       Sales Charge**
Class A Shares*
Year Ended 12/31/96            +3.33%             -0.80%
Inception (10/29/93)
through 12/31/96               +3.28              +1.96

 *  Maximum sales charge is 4%.
**  Assuming maximum sales charge.


                              % Return          % Return
                            Without CDSC       With CDSC**
Class B Shares*
Year Ended 12/31/96            +2.81%             -1.13%
Inception (10/29/93)
through 12/31/96               +2.79              +2.51

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**  Assuming payment of applicable contingent deferred sales charge.


                             % Return            % Return
                            Without CDSC        With CDSC**
Class C Shares*
Year Ended 12/31/96            +2.70%             +1.71%
Inception (10/21/94)
through 12/31/96               +7.90              +7.90

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**  Assuming payment of applicable contingent deferred sales charge.


                          % Return Without     % Return With
                            Sales Charge       Sales Charge**
Class D Shares*
Year Ended 12/31/96            +3.23%             -0.90%
Inception (10/21/94)
through 12/31/96               +8.41              +6.41

 *  Maximum sales charge is 4%.
**  Assuming maximum sales charge.


Merrill Lynch Maryland Municipal Bond Fund                                                                    January 31, 1997

SCHEDULE OF INVESTMENTS                                                                                         (in Thousands)

S&P         Moody's     Face                                                                                           Value
Ratings     Ratings     Amount                                  Issue                                                (Note 1a)

Maryland -- 90.4%
AA+         Aa            $765     Anne Arundel County, Maryland, Water and Sewer, GO, 5% due 9/01/2018                   $711
AAA         Aaa          1,295     Baltimore County, Maryland, Metropolitan District, UT, 65th Series,
                                   5.50% due 6/01/2004                                                                   1,364
AA-         Aa2          1,000     Baltimore, Maryland, Port Facilities Revenue Bonds (Consolidated Coal
                                   Sales Co.), 6.50% due 12/01/2010                                                      1,089
AA          Aa             600     Carroll County, Maryland, Registered Revenue Bonds (County Commissioners-
                                   Consolidated Public Improvement), UT, 6.50% due 10/01/2024                              658
AA-         Aaa          1,000     Frederick County, Maryland, Public Facilities Refunding Bonds, Series B,
                                   6.30% due 7/01/2002 (h)                                                               1,102
                                   Maryland Community Development Administration, S/F Program Revenue Bonds
                                   (Department of Housing and Community Development):
NR*         Aa             500     4th Series, 6.45% due 4/01/2014                                                         518
NR*         Aa             250     6th Series, 7.05% due 4/01/2017                                                         265
NR*         Aa             490     7th Series, AMT, 7.30% due 4/01/2025                                                    516
                                   Maryland Health and Higher Educational Facilities Authority Revenue Bonds:
NR*         VMIG1+         400     (Pooled Loan Program), VRDN, Series A, 3.20% due 2/03/1997 (i)                          400
AAA         Aaa          1,500     Refunding (Loyola College), Series A, 5.375% due 10/01/2026 (b)                       1,453
AA-         Aa           1,000     Refunding (Johns Hopkins University), 7.50% due 7/01/2020                             1,062
A           A            1,200     Refunding (Memorial Hospital of Cumberland), 6.50% due 7/01/2017                      1,271
AAA         Aaa            625     (University of Maryland Medical Systems), Series B, 7% due 7/01/2022 (a)                743
AAA         Aaa          1,000     Maryland State and Local Facilities Loan, First Series, UT, 5.10% due 3/15/2002       1,030
A-          NR*          1,000     Maryland State Energy Financing Administration, Solid Waste Disposal
                                   Revenue Bonds, Limited Obligation (Wheelabrator Water Project), AMT,
                                   6.45% due 12/01/2016                                                                  1,040
AAA         Aaa            500     Maryland Transportation Authority, Special Obligation Revenue Bonds (Baltimore/
                                   Washington International Airport Project), AMT, Series A, 6.25% due 7/01/2014 (a)       522
                                   Maryland Water Quality Financing Administration, Revolving Loan Fund
                                   Revenue Bonds, Series A:
AA          Aa             300     6.375% due 9/01/2010                                                                    321
AA          Aa             500     6.55% due 9/01/2014                                                                     537
AAA         Aaa            500     Montgomery County, Maryland, Consolidated Public Improvement Bonds, UT,
                                   Series A, 5.90% due 10/01/2008                                                          535
NR*         Baa          1,000     Montgomery County, Maryland, Golf Course System Revenue Authority, Series A,
                                   6.125% due 10/01/2022                                                                   991
AAA         Aaa            500     Montgomery County, Maryland, Parking Revenue Refunding Bonds (Silver Spring
                                   Parking Lot), Series A, 6.25% due 6/01/2009 (a)                                         534
NR*         A            1,000     Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                                   (Montgomery County Resource Recovery Project), AMT, Series A, 6.30% due 7/01/2016     1,014
AAA         NR*            500     Prince Georges County, Maryland, Housing Authority, Mortgage Revenue
                                   Refunding Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (f)         534
AAA         NR*            935     Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue Bonds,
                                   AMT, Series A, 6.60% due 12/01/2025 (g)                                                 962
                                   Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project):
A           A1           1,000     5.75% due 3/15/2010                                                                   1,044
A           A1             250     6.375% due 1/15/2023                                                                    264
A1+         VMIG1+         300     University of Maryland, University Revenue Bonds (Revolving Equipment
                                   Loan Program), VRDN, Series A, 2.80% due 2/03/1997 (e)(i)                               300
AAA         Aaa          1,000     Washington, D.C., Metropolitan Area Transportation Authority, Gross
                                   Revenue Refunding Bonds, 5.25% due 7/01/2014 (a)                                        961
                                   Washington Suburban Sanitation District, Maryland, Registered, General
                                   Construction Bonds, UT:
AA          Aa1            500     6.625% due 6/01/2004 (h)                                                                557
AA          Aa1          1,500     5.25% due 6/01/2019                                                                   1,432

Puerto Rico -- 8.2%
AAA         Aaa            510     Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                                   Bonds, Series T, 6.625% due 7/01/2002 (h)                                               570
                                   Puerto Rico Electric Power Authority, Power Revenue Bonds:
BBB+        Aaa          1,000     Series P, 7% due 7/01/2001 (h)                                                        1,122
AAA         Aaa            400     Series T, Registered, STRIPES, 7.85% due 7/01/2005 (c)(d)                               450

Total Investments (Cost -- $24,816) -- 98.6%                                                                            25,872

Other Assets Less Liabilities -- 1.4%                                                                                      372
                                                                                                                       -------
Net Assets -- 100.0%                                                                                                   $26,244
                                                                                                                       =======
(a)  FGIC Insured.
(b)  MBIA Insured.
(c)  FSA Insured.
(d)  The interest rate is subject to change periodically and inversely based upon prevailing market rates.
     The interest rates shown are those in effect at January 31, 1997.
(e)  SLMA Insured.
(f)  GNMA Insured.
(g)  FNMA/GNMA Insured.
(h)  Prerefunded.
(i)  The interest rate is subject to change periodically based upon prevailing market rates.
     The interest rates shown are those in effect at January 31, 1997.
  *  Not Rated.
  +  Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Maryland Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
GO        General Obligation Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
STRIPES   Short-Term Rate Inverse Payment Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1997
Assets:              Investments, at value (identified cost -- $24,816,437) (Note 1a)                             $25,871,985
                     Cash                                                                                              78,775
                     Receivables:
                     Interest                                                                       $307,916
                     Beneficial interest sold                                                         92,616
                     Investment adviser (Note 2)                                                      20,502          421,034
                                                                                                 -----------
                     Deferred organization expenses (Note 1e)                                                          35,892
                     Prepaid expenses and other assets (Note 1e)                                                        7,361
                                                                                                                  -----------
                     Total assets                                                                                  26,415,047
                                                                                                                  -----------
Liabilities: :       Payables:
                     Beneficial interest redeemed                                                     93,724
                     Dividends to shareholders (Note 1f)                                              20,077
                     Distributor (Note 2)                                                             10,882          124,683
                                                                                                 -----------
                     Accrued expenses and other liabilities                                                            46,567
                                                                                                                  -----------
                     Total liabilities                                                                                171,250
                                                                                                                  -----------
Net Assets:          Net assets                                                                                   $26,243,797
                                                                                                                  ===========
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized                                                                                $15,670
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                232,587
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                 26,483
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized                                                                                  6,551
                     Paid-in capital in excess of par                                                              26,768,852
                     Accumulated realized capital losses on investments  -- net (Note 5)                           (1,861,894)
                     Unrealized appreciation on investments -- net                                                  1,055,548
                                                                                                                  -----------
                     Net assets                                                                                   $26,243,797
                                                                                                                  ===========
Net Asset Value:     Class A -- Based on net assets of $1,461,681 and 156,698 shares
                     of beneficial interest outstanding                                                                 $9.33
                                                                                                                  ===========
                     Class B -- Based on net assets of $21,699,590 and 2,325,870 shares
                     of beneficial interest outstanding                                                                 $9.33
                                                                                                                  ===========
                     Class C -- Based on net assets of $2,471,658 and 264,827 shares
                     of beneficial interest outstanding                                                                 $9.33
                                                                                                                  ===========
                     Class D -- Based on net assets of $610,868 and 65,507 shares
                     of beneficial interest outstanding                                                                 $9.33
                                                                                                                  ===========
                     See Notes to Financial Statements.



Statement of Operations
                                                                                     For the Six Months Ended January 31, 1997
Investment Income       Interest and amortization of premium and discount earned                                      $733,489
(Note 1d):
Expenses:               Investment advisory fees (Note 2)                                             $73,741
                        Account maintenance and distribution fees -- Class B (Note 2)                  56,101
                        Professional fees                                                              28,097
                        Accounting services (Note 2)                                                   27,984
                        Printing and shareholder reports                                               15,011
                        Transfer agent fees -- Class B (Note 2)                                         8,372
                        Amortization of organization expenses (Note 1e)                                 8,071
                        Account maintenance and distribution fees -- Class C (Note 2)                   7,173
                        Registration fees (Note 1e)                                                     5,650
                        Pricing fees                                                                    2,572
                        Custodian fees                                                                  1,202
                        Transfer agent fees -- Class C (Note 2)                                           936
                        Trustees' fees and expenses                                                       664
                        Transfer agent fees -- Class A (Note 2)                                           388
                        Account maintenance fees -- Class D (Note 2)                                      369
                        Transfer agent fees -- Class D (Note 2)                                           230
                        Other                                                                             769
                                                                                                     --------
                        Total expenses before reimbursement                                           237,330
                        Reimbursement of expenses (Note 2)                                           (113,354)
                                                                                                     --------
                        Total expenses after reimbursement                                                             123,976
                                                                                                                      --------
                        Investment income -- net                                                                       609,513
                                                                                                                      --------
Realized &              Realized gain on investments -- net                                                            116,109
Unrealized Gain on      Change in unrealized appreciation on investments -- net                                        217,096
Investments -- Net      Net Increase in Net Assets Resulting from Operations                                          --------
(Notes 1b, 1d & 3):                                                                                                   $942,718
                                                                                                                      ========





Statements of Changes in Net Assets
                                                                                               For the Six         For the
                                                                                               Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                             Jan. 31, 1997     July 31, 1996
Operations:             Investment income -- net                                                  $609,513         $1,110,219
                        Realized gain (loss) on investments -- net                                 116,109           (347,221)
                        Change in unrealized appreciation on investments -- net                    217,096            423,676
                                                                                               -----------        -----------
                        Net increase in net assets resulting from operations                       942,718          1,186,674
                                                                                               -----------        -----------
Dividends to            Investment income -- net:
Shareholders            Class A                                                                    (31,369)           (64,371)
(Note 1f):              Class B                                                                   (507,122)          (946,432)
                        Class C                                                                    (52,835)           (68,646)
                        Class D                                                                    (18,187)           (30,770)
                                                                                               -----------        -----------
                        Net decrease in net assets resulting from dividends to shareholders       (609,513)        (1,110,219)
                                                                                               -----------        -----------
Beneficial Interest     Net increase (decrease) in net assets derived from beneficial
Transactions            interest transactions                                                     (270,689)         4,841,350
(Note 4):                                                                                      -----------        -----------

Net Assets:             Total increase in net assets                                                62,516          4,917,805
                        Beginning of period                                                     26,181,281         21,263,476
                                                                                               -----------        -----------
                        End of period                                                          $26,243,797        $26,181,281
                                                                                               ===========        ===========
                        See Notes to Financial Statements.



Financial Highlights
                                                                                                     Class A
                                                                                      For the                      For the
                                                                                        Six                         Period
The following per share data and ratios have been derived                              Months                      Oct. 29,
from information provided in the financial statements.                                 Ended      For the Year     1993+ to
                                                                                      Jan. 31,    Ended July 31,    July 31,
                                                                                        1997      1996      1995      1994
Increase (Decrease) in Net Asset Value:

Per Share             Net asset value, beginning of period                             $9.21     $9.15     $9.20    $10.00
Operating                                                                             ------    ------    ------    ------
Performance:          Investment income -- net                                           .24       .47       .52       .37
                      Realized and unrealized gain (loss) on investments -- net          .12       .06      (.05)     (.80)
                                                                                      ------    ------    ------    ------
                      Total from investment operations                                   .36       .53       .47      (.43)
                                                                                      ------    ------    ------    ------
                      Less dividends from investment income -- net                      (.24)     (.47)     (.52)     (.37)
                                                                                      ------    ------    ------    ------
                      Net asset value, end of period                                   $9.33     $9.21     $9.15     $9.20
                                                                                      ======    ======    ======    ======

Total Investment      Based on net asset value per share                                3.93%++   5.85%     5.39%    (4.32%)++
Return:**                                                                             ======    ======    ======    ======

Ratios to             Expenses, net of reimbursement                                     .44%*     .37%      .13%      .03%*
Average                                                                               ======    ======    ======    ======
Net Assets:           Expenses                                                          1.28%*    1.26%     1.57%     1.76%*
                                                                                      ======    ======    ======    ======
                      Investment income --  net                                         5.03%*    5.04%     5.80%     5.30%*
                                                                                      ======    ======    ======    ======
Supplemental          Net assets, end of period (in thousands)                        $1,462     $1,252   $1,362    $1,589
Data:                                                                                 ======    ======    ======    ======
                      Portfolio turnover                                               24.77%     81.87%   73.99%    29.40%
                                                                                      ======    ======    ======    ======
                       *  Annualized.
                      **  Total investment returns exclude the effect of sales loads.
                       +  Commencement of Operations.
                      ++  Aggregate total investment return.

                          See Notes to Financial Statements.



Financial Highlights (continued)
                                                                                                    Class B
                                                                                      For the                        For the
The following per share data and ratios have been derived                               Six                          Period
from information provided in the financial statements.                                Months                         Oct.29,
                                                                                       Ended       For the Year      1993+ to
                                                                                      Jan. 31,     Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                                 1997      1996      1995      1994

Per Share             Net asset value, beginning of period                             $9.21     $9.16     $9.20    $10.00
Operating                                                                            -------   -------   -------   -------
Performance:          Investment income -- net                                           .21       .42       .47       .33
                      Realized and unrealized gain (loss) on investments -- net          .12       .05      (.04)     (.80)
                                                                                     -------   -------   -------   -------
                      Total from investment operations                                   .33       .47       .43      (.47)
                                                                                     -------   -------   -------   -------
                      Less dividends from investment income -- net                      (.21)     (.42)     (.47)     (.33)
                                                                                     -------   -------   -------   -------
                      Net asset value, end of period                                   $9.33     $9.21     $9.16     $9.20
                                                                                     =======   =======   =======   =======

Total Investment      Based on net asset value per share                                3.66%++   5.19%     4.96%    (4.68%)++
Return:**                                                                            =======   =======   =======   =======

Ratios to             Expenses, net of reimbursement                                     .95%*     .88%      .65%      .53%*
Average                                                                              =======   =======   =======   =======
Net Assets:           Expenses                                                          1.80%*    1.77%     2.08%     2.27%*
                                                                                     =======   =======   =======   =======
                      Investment income -- net                                          4.52%*    4.52%     5.29%     4.74%*
                                                                                     =======   =======   =======   =======

Supplemental          Net assets, end of period (in thousands)                       $21,699   $22,053   $18,371   $14,484
Data:                                                                                =======   =======   =======   =======
                      Portfolio turnover                                               24.77%    81.87%    73.99%    29.40%
                                                                                     =======   =======   =======   =======
                       *  Annualized.
                      **  Total investment returns exclude the effect of sales loads.
                       +  Commencement of Operations.
                      ++  Aggregate total investment return.

                          See Notes to Financial Statements.



Financial Highlights (concluded)
                                                                                                        Class C
                                                                                             For the               For the
The following per share data and ratios have been derived                                      Six       For the    Period
from information provided in the financial statements.                                        Months      Year     Oct. 21,
                                                                                              Ended       Ended    1994+ to
                                                                                             Jan. 31,    July 31,  July 31,
Increase (Decrease) in Net Asset Value:                                                        1997        1996      1995

Per Share             Net asset value, beginning of period                                     $9.22       $9.16     $8.79
Operating                                                                                    -------     -------   -------
Performance:          Investment income -- net                                                   .21         .41       .36
                      Realized and unrealized gain on investments -- net                         .11         .06       .37
                                                                                             -------     -------   -------
                      Total from investment operations                                           .32         .47       .73
                                                                                             -------     -------   -------
                      Less dividends from investment income -- net                              (.21)       (.41)     (.36)
                                                                                             -------     -------   -------
                      Net asset value, end of period                                           $9.33       $9.22     $9.16
                                                                                             =======     =======   =======

Total Investment      Based on net asset value per share                                        3.49%++     5.18%     8.51%++
Return:**                                                                                    =======     =======   =======

Ratios to Average     Expenses, net of reimbursement                                            1.05%*      1.00%      .82%*
Net Assets:                                                                                  =======     =======   =======
                      Expenses                                                                  1.90%*      1.88%     2.08%*
                                                                                             =======     =======   =======
                      Investment income -- net                                                  4.42%*      4.39%     5.08%*
                                                                                             =======     =======   =======

Supplemental          Net assets, end of period (in thousands)                                $2,472      $2,229    $1,013
Data:                                                                                        =======     =======   =======
                      Portfolio turnover                                                       24.77%      81.87%    73.99%
                                                                                             =======     =======   =======


                                                                                                         Class D
                                                                                             For the                 For the
The following per share data and ratios have been derived                                       Six       For the     Period
from information provided in the financial statements.                                        Months       Year      Oct. 21,
                                                                                               Ended       Ended     1994+ to
                                                                                              Jan. 31,    July 31,   July 31,
Increase (Decrease) in Net Asset Value:                                                         1997        1996      1995

Per Share             Net asset value, beginning of period                                     $9.21       $9.16     $8.79
Operating                                                                                    -------     -------   -------
Performance:          Investment income -- net                                                   .23         .46       .40
                      Realized and unrealized gain on investments -- net                         .12         .05       .37
                                                                                             -------     -------   -------
                      Total from investment operations                                           .35         .51       .77
                                                                                             -------     -------   -------
                      Less dividends from investment income -- net                              (.23)       (.46)     (.40)
                                                                                             -------     -------   -------
                      Net asset value, end of period                                           $9.33       $9.21     $9.16
                                                                                             =======     =======   =======

Total Investment      Based on net asset value per share                                        3.88%++     5.63%     8.94%++
Return:**                                                                                    =======     =======   =======

Ratios to Average     Expenses, net of reimbursement                                             .54%*       .47%      .31%*
Net Assets:                                                                                  =======     =======   =======
Expenses                                                                                        1.38%*      1.36%     1.55%*
                                                                                             =======     =======   =======
                      Investment income -- net                                                  4.93%*      4.91%     5.57%*
                                                                                             =======     =======   =======

Supplemental          Net assets, end of period (in thousands)                                  $611        $647      $517
Data:                                                                                        =======     =======   =======
                      Portfolio turnover                                                       24.77%      81.87%    73.99%
                                                                                             =======     =======   =======
                       *  Annualized.
                      **  Total investment returns exclude the effect of sales loads.
                       +  Commencement of Operations.
                      ++  Aggregate total investment return.

                          See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund              January 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income.
Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended January 31, 1997, FAM earned fees of $73,741, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $39,613.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                      Account            Distribution
                  Maintenance Fee            Fee

Class B               0.25%                 0.25%
Class C               0.25%                 0.35%
Class D               0.10%                   --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                 MLFD             MLPF&S

Class A           $27              $300
Class D          $530            $4,678

For the six months ended January 31, 1997, MLPF&S received contingent deferred sales charges of $51,483 and $793 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1997 were $7,650,738 and $6,267,769, respectively.

Net realized and unrealized gains as of January 31, 1997 were as follows:

                              Realized      Unrealized
                                Gains         Gains

Long-term investments          $116,109     $1,055,548
                               --------     ----------
Total                          $116,109     $1,055,548
                               ========     ==========

As of January 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,055,548, of which $1,064,741 related to appreciated securities and $9,193 related to depreciated securities. The aggregate cost of investments at January 31, 1997 for Federal income tax purposes was $24,816,437.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(270,689) and $4,841,350 for the six months ended January 31, 1997 and for the year ended July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                      Dollar
January 31, 1997                        Shares        Amount

Shares sold                             51,508      $479,986
Shares issued to shareholders
in reinvestment of dividends             2,330        21,652
                                       -------      --------
Total issued                            53,838       501,638
Shares redeemed                        (33,083)     (307,833)
                                       -------      --------
Net increase                            20,755      $193,805
                                       =======      ========

Class A Shares for the Year                           Dollar
Ended July 31, 1996                     Shares        Amount

Shares sold                             35,220      $327,383
Shares issued to shareholders
in reinvestment of dividends             4,930        45,725
                                       -------      --------
Total issued                            40,150       373,108
Shares redeemed                        (53,019)     (492,616)
                                       -------      --------
Net decrease                           (12,869)    $(119,508)
                                       =======      ========

Class B Shares for the
Six Months Ended                                      Dollar
January 31, 1997                        Shares        Amount

Shares sold                            221,847    $2,065,475
Shares issued to shareholders
in reinvestment of dividends            29,045       270,117
                                       -------     ---------
Total issued                           250,892     2,335,592
Automatic conversion
of shares                               (2,939)      (27,297)
Shares redeemed                       (315,970)   (2,942,185)
                                       -------     ---------
Net decrease                           (68,017)    $(633,890)
                                       =======     =========

Class B Shares for the Year                           Dollar
Ended July 31, 1996                     Shares        Amount

Shares sold                            813,901     $7,573,305
Shares issued to shareholders
in reinvestment of dividends            52,676        488,754
                                       -------     ----------
Total issued                           866,577      8,062,059
Automatic conversion
of shares                               (2,990)       (27,266)
Shares redeemed                       (476,011)    (4,423,212)
                                       -------     ----------
Net increase                           387,576     $3,611,581
                                       =======     ==========

Class C Shares for the
Six Months Ended                                       Dollar
January 31, 1997                        Shares         Amount

Shares sold                             61,606       $575,008
Shares issued to shareholders
in reinvestment of dividends             4,327         40,261
                                       -------     ----------
Total issued                            65,933        615,269
Shares redeemed                        (43,020)      (400,901)
                                       -------     ----------
Net increase                            22,913       $214,368
                                       =======     ==========

Class C Shares for the Year                            Dollar
Ended July 31, 1996                     Shares         Amount

Shares sold                            156,426     $1,445,652
Shares issued to shareholders
in reinvestment of dividends             4,723         43,828
                                       -------     ----------
Total issued                           161,149      1,489,480
Shares redeemed                        (29,798)      (271,440)
                                       -------     ----------
Net increase                           131,351     $1,218,040
                                       =======     ==========

Class D Shares for the
Six Months Ended                                       Dollar
January 31, 1997                        Shares         Amount

Shares sold                             22,502       $207,421
Automatic conversion of shares           2,939         27,297
Shares issued to shareholders
in reinvestment of dividends             1,322         12,294
                                       -------     ----------
Total issued                            26,763        247,012
Shares redeemed                        (31,472)      (291,984)
                                       -------     ----------
Net decrease                            (4,709)      $(44,972)
                                       =======     ==========

Class D Shares for the Year                            Dollar
Ended July 31, 1996                     Shares         Amount

Shares sold                             30,212       $282,355
Automatic conversion of shares           2,993         27,266
Shares issued to shareholders
in reinvestment of dividends             1,971         18,290
                                       -------     ----------
Total issued                            35,176        327,911
Shares redeemed                        (21,460)      (196,674)
                                       -------     ----------
Net increase                            13,716       $131,237
                                       =======     ==========

5. Capital Loss Carryforward:
At July 31, 1996, the Fund had a net capital loss carryforward of approximately $1,677,000, of which $899,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.